Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kubla Khan, Inc. on Form 10-KSB/A for the year ended December 31, 2003 as filed with the Securities and Exchange Commission (the “Report”), I, YaLi Xu, Chief Executive Officer and a director of Kubla Khan, Inc., certify, pursuant to 18 U.S.C. Section 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

June 4, 2004	/s/ YaLi Xu
YaLi Xu
Chief Executive Officer